UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 27, 2009
Date of Report
(Date of earliest event reported)

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices, including zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 27, 2009, Novell, Inc. (“Novell”) issued a press release to report Novell’s financial results for the third fiscal quarter ended July 31, 2009. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

We disclosed non-GAAP financial measures in the press release for the fiscal quarters and first nine months ended July 31, 2009 and July 31, 2008. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation.

The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts’ consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business.

In the noted fiscal periods, we excluded the following items from our GAAP income from operations to arrive at our non-GAAP income from operations and non-GAAP operating margin:

  Stock-based compensation expense – We excluded stock-based compensation expense incurred in the fiscal quarters and first nine months ended July 31, 2009 and July 31, 2008 to be consistent with the way the financial community evaluates our performance and the methods used by analysts to calculate consensus estimates.
  Acquisition-related intangible asset amortization – We excluded acquisition-related intangible asset amortization incurred in the fiscal quarters and first nine months ended July 31, 2009 and July 31, 2008 because such charges are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired.
  Restructuring expenses – We excluded restructuring expenses incurred in the fiscal quarters and first nine months ended July 31, 2009 and July 31, 2008 because such expenses are not part of our ongoing, ordinary business.
  IT outsourcing transition costs – We excluded expenses incurred in the fiscal quarter ended July 31, 2009 associated with the transition of our IT services outsourcing contract, which we entered into during the fiscal quarter, because expenses related to the transition activities distort trends and are not considered part of our ongoing, ordinary business.
  Litigation-related expense – We excluded expenses for certain litigation settlements recorded in the fiscal quarter ended July 31, 2008 because the claims leading to these settlements did not arise in the ordinary course of our business.
  Purchased in-process research and development – We excluded purchased in-process research and development incurred in the first nine months ended July 31, 2008 in connection with our acquisition of PlateSpin Ltd., which closed during that period because (1) acquisitions containing purchased in-process research and development occur infrequently; and (2) purchased in-process research and development distorts trends and is not considered part of our ongoing, ordinary business.
  Acquisition integration costs – We excluded expenses incurred in the first nine months ended July 31, 2008 associated with the integration of PlateSpin Ltd., which we acquired in that period, because (1) acquisitions requiring substantial integration activities occur infrequently; and (2) expenses related to integration activities distort trends and are not considered part of our ongoing, ordinary business.
  Loss (gain) on sale of subsidiaries – We excluded a gain incurred in the first nine months ended July 31, 2009 and a loss incurred in the fiscal quarter ended July 31, 2008 associated with the finalization of the sale of our wholly-owned subsidiaries in Mexico, Argentina and Chile because sales of subsidiaries occur infrequently and are not considered part of our ongoing, ordinary business.

In the noted fiscal periods, we excluded the items described above and the following items from our GAAP net income to arrive at our non-GAAP income from continuing operations, non-GAAP net income, non-GAAP income per share from continuing operations and non-GAAP net income per share:

  Loss (gain) on debenture repurchases – We excluded the loss from the repurchase of our 0.5% senior convertible debentures incurred in the fiscal quarter ended July 31, 2009, and gains recorded in the first nine months ended July 31, 2009 and the fiscal quarter and first nine months ended July 31, 2008 because the repurchase of long-term debt securities occurs infrequently and is not considered part of our ongoing, ordinary business.
  Impairment of investments – We excluded impairments of investments in the fiscal quarters and first nine months ended July 31, 2009 and July 31, 2008 because impairments of investments occur infrequently and are not considered part of our ongoing, ordinary business.
  Gain on sale of previously impaired long-term investments – We excluded gains from the sale of previously impaired long-term investments recorded in the first nine months ended July 31, 2008 because the sale of previously impaired long-term investments under our former investment program is not considered part of our ongoing business.
  Income tax adjustments – We adjusted our income taxes related to the excluded items indicated above. We apply a blended worldwide income tax rate to non-GAAP adjusted income before tax to calculate non-GAAP adjusted income tax expense.
  Income from discontinued operations, net of taxes – We excluded income from discontinued operations related to our Swiss and U.K.-based business consulting units recorded in the fiscal quarter ended July 31, 2009 and first nine months ended July 31, 2009 and July 31, 2008, because (1) we exited the business consulting segment; and (2) the sale of those business consulting units and the financial results related thereto were not considered part of our ongoing, ordinary business.

We also presented a projection of our non-GAAP operating margin. This projection is a forward-looking, non-GAAP financial measure. The corresponding GAAP financial measure of operating margin is not available and cannot be provided without undue effort because we are unable to accurately forecast information regarding expenses or gains such as, but not limited to, those listed above. We believe that the corresponding GAAP financial measure is not likely to be significant to an understanding of our business because there is likely to be substantial variability between projected and actual realization of the expenses and gains described above and/or that such expenses or gains are likely to arise outside of the ordinary course of business.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release of Novell, Inc. dated August 27, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: August 27, 2009	By /s/ Dana C. Russell (Signature) Senior Vice President and Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated August 27, 2009